                                                                      EXHIBIT 24
                                                                      ----------
                               POWER OF ATTORNEY
                               -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Vitalink Pharmacy Services, Inc. (the "Company") delivered pursuant to the Company's 1996 Long-Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th
                                                                            ----

day of January, 1997.

                                              /s/ Harold Blumenkrantz
                                          ------------------------------
                                          Harold Blumenkrantz
                                          Director

                                                                      EXHIBIT 24
                                                                      ----------
                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Vitalink Pharmacy Services, Inc. (the "Company") delivered pursuant to the Company's 1996 Long-Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th
                                                                            ----
day of January, 1997.

                                                  /s/ James A. MacCutcheon
                                                -----------------------------
                                                James A. MacCutcheon
                                                Treasurer and Director

                                                                      EXHIBIT 24
                                                                      ----------
                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Vitalink Pharmacy Services, Inc. (the "Company") delivered pursuant to the Company's 1996 Long-Term Incentive Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th
                                                                            ----
day of January, 1997.

                                               /s/ Joseph R. Buckley
                                             ---------------------------
                                             Joseph R. Buckley
                                             Director